Exhibit 99.1

TuHURA Biosciences and Kintara Therapeutics Announce Kineta Inc. Reopens Enrollment for VISTA-101 Clinical Trial Evaluating KVA12123 in Patients with Advanced Solid Tumor Cancer

30 of a projected 39 patients have been enrolled in the clinical trial to date, including a monotherapy arm with KVA12123 and a combination arm utilizing KVA12123 together with Merck’s anti-PD1 therapy, KEYTRUDA® (pembrolizumab)

Kineta anticipates the trial to be fully enrolled by the end of 2024

TAMPA, FL & SAN DIEGO, CA, August 19, 2024 – TuHURA Biosciences, Inc. (“TuHURA”), a Phase 3 registration-stage immune-oncology company developing novel technologies to overcome resistance to cancer immunotherapy, and Kintara Therapeutics, Inc. (Nasdaq: KTRA) (“Kintara”), a biopharmaceutical company focused on the development of new solid tumor cancer therapies, today announced that Kineta, Inc. (Nasdaq: KA) (“Kineta”), a clinical-stage biotechnology company focused on the development of novel immunotherapies in oncology that address cancer immune resistance, has reopened enrollment in its ongoing VISTA-101 Phase 1/2 clinical trial. As previously announced on July 8, 2024, TuHURA entered into an Exclusivity and Right of First Offer Agreement (the “Agreement”) with Kineta for the potential acquisition of Kineta’s KVA12123 VISTA blocking antibody and related rights and assets associated with and derived from the asset. Kineta and TuHURA are cooperating on the reinitiation of patient enrollment into this trial during TuHURA’s due diligence period with respect to the KVA12123 assets.

To date, KVA12123 has cleared the fifth of six monotherapy dose levels and two of the four cohorts in combination with Merck's anti-PD1 therapy, KEYTRUDA® (pembrolizumab). Initial results demonstrating partial response and stable disease in the combination cohorts, and durable stable disease observed in monotherapy cohorts, were reported earlier this year at the American Association of Cancer Research (AACR) Annual Meeting 2024. Additionally, the initial results of KVA12123 showed a favorable clinical safety and tolerability profile with no dose limiting toxicities and no evidence of cytokine release syndrome (CRS)-associated cytokines at any dose level.

Dr. James Bianco, Chief Executive Officer of TuHURA commented, “We believe KVA12123 has the potential to be a promising new treatment alternative for patients with cancer. Importantly, KVA12123 has demonstrated multiple synergies with both of our IFx and Delta receptor technologies and could be a promising addition to our pipeline, bringing in a potential Phase 2 ready, novel checkpoint inhibitor. The expected completion of the enrollment in the Phase 1 portion of the VISTA-101 trial this year is an important milestone in the continued advancement of this program, and we are pleased to work closely with the Kineta team to get patient

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enrollment underway again as we continue to investigate the possibility of acquiring this asset under the Agreement.”

“We have made noteworthy progress with the trial, and the data seen to date have demonstrated KVA12123 has been well tolerated with no dose limiting toxicities and no cytokine release syndrome. We are very pleased to resume enrollment for VISTA-101 and are focused on the successful execution and working towards completing enrollment which we expect to do by the end of 2024,” said Thierry Guillaudeux, Chief Scientific Officer of Kineta.

As previously announced, under the terms of the Agreement, Kineta received a $5 million nonrefundable payment from TuHURA. Pursuant to the Agreement, among other things, Kineta has granted TuHURA an exclusive right to discuss and negotiate with Kineta the potential acquisition of Kineta’s worldwide patents, patent rights, patent applications, product and development program assets, technical and business information, and other rights and assets associated with and derived from its development program related to KVA12123. This exclusive right shall continue through the first to occur of (a) the execution of any definitive agreement with respect to a potential transaction by TuHURA or one or more of its affiliates and (b) 11:59 PM Eastern Time on October 1, 2024, subject to extension for an additional 20 days. TuHURA is currently engaging in due diligence under the Agreement.

About KVA12123

KVA12123 is a VISTA blocking immunotherapy in development as an infusion dosed every two weeks being evaluated in an ongoing Phase 1/2 clinical trial both as a monotherapy and in combination with Merck’s anti-PD1 therapy, KEYTRUDA® (pembrolizumab), in patients with advanced treatment refractory, solid tumors. Competitive therapies targeting VISTA have demonstrated either poor monotherapy anti-tumor activity in preclinical models or induction of cytokine release syndrome (CRS) in human clinical trials. Through the combination of unique epitope binding and an optimized IgG1 Fc region, KVA12123 demonstrates strong monotherapy tumor growth inhibition in preclinical models without evidence of CRS in clinical trial participants. KVA12123 has been shown to de-risk the VISTA target and provides a novel approach to address immune suppression in the TME with a mechanism of action that is differentiated and complementary with T cell focused therapies. KVA12123 may be an effective immunotherapy for many types of cancer and represents the introduction of a new class of checkpoint inhibitors.

VISTA (V-domain Ig suppressor of T-cell activation) is a negative immune checkpoint that suppresses T cell function in a variety of solid tumors. High VISTA expression in tumor correlates with poor survival in cancer patients and has been associated with a lack of response to other immune checkpoint inhibitors. Blocking VISTA induces an efficient polyfunctional immune response to address immunosuppression and drives anti-tumor responses.

As previously announced, TuHURA entered into a definitive agreement for an all-stock transaction with Kintara to form a company combining expertise and resources to advance a risk diversified late-stage oncology pipeline. The combined company will focus on advancing TuHURA’s personalized cancer vaccine(s) and first-in-class bi-functional ADCs, two technologies

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that seek to overcome the major obstacles that limit the effectiveness of current immunotherapies in treating cancer. The combined company is expected to operate under the name “TuHURA Biosciences, Inc.” and to trade on The Nasdaq Capital Market under the ticker “HURA.” The transaction is subject to customary closing conditions, including stockholder approval of both companies, and is expected to close in the third quarter of 2024.

About TuHURA Biosciences, Inc.

TuHURA Biosciences, Inc. is a Phase 3 registration-stage immuno-oncology company developing novel technologies to overcome resistance to cancer immunotherapy. TuHURA’s lead personalized cancer vaccine candidate, IFx-2.0, is designed to overcome primary resistance to checkpoint inhibitors. TuHURA is preparing to initiate a single randomized placebo-controlled Phase 3 registration trial of IFx-2.0 administered as an adjunctive therapy to Keytruda® (pembrolizumab) in first line treatment for advanced or metastatic Merkel Cell Carcinoma.

In addition to its cancer vaccine product candidates, TuHURA is leveraging its Delta receptor technology to develop first-in-class bi-functional ADCs, targeting Myeloid Derived Suppressor Cells to inhibit their immune suppressing effects on the tumor microenvironment to prevent T cell exhaustion and acquired resistance to checkpoint inhibitors and cellular therapies.

For more information, please visit tuhurabio.com and connect with TuHURA on Facebook, X, and LinkedIn.

About Kintara

Located in San Diego, California, Kintara is dedicated to the development of novel cancer therapies for patients with unmet medical needs. Kintara is developing therapeutics for clear unmet medical needs with reduced risk development programs. Kintara’s lead program is REM-001 Therapy for cutaneous metastatic breast cancer (CMBC).

Kintara has a proprietary, late-stage photodynamic therapy platform that holds promise as a localized cutaneous, or visceral, tumor treatment as well as in other potential indications. REM-001 Therapy, which consists of the laser light source, the light delivery device, and the REM-001 drug product, has been previously studied in four Phase 2/3 clinical trials in patients with CMBC who had previously received chemotherapy and/or failed radiation therapy. In CMBC, REM-001 has a clinical efficacy to date of 80% complete responses of CMBC evaluable lesions and an existing robust safety database of approximately 1,100 patients across multiple indications.

For more information, please visit www.kintara.com or follow us on X at @Kintara_Thera, Facebook and LinkedIn.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, consent, authorization, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended (the “Securities Act”).

Additional Information About the Proposed Merger and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to the proposed merger of Kintara and TuHURA (the “proposed Merger”). In connection with the proposed Merger, Kintara has filed relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a Registration Statement on Form S-4 that contains a definitive proxy statement and final prospectus of Kintara (the “proxy statement/prospectus”). This Registration Statement has was declared effective on August 13, 2024 and Kintara has filed or may file other documents regarding the proposed Merger with the SEC. This press release is not a substitute for the Registration Statement or for any other document that Kintara has filed or may file with the SEC in connection with the proposed Merger. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN AND THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KINTARA, TUHURA, THE PROPOSED MERGER AND RELATED MATTERS THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED MERGER. A definitive proxy statement/prospectus has been sent to Kintara’s stockholders. Investors and security holders will be able to obtain the proxy statement/prospectus and other documents filed by Kintara with the SEC (when available) free of charge from the SEC’s website at www.sec.gov. In addition, investors and stockholders should note that Kintara communicates with investors and the public using its website (www.kintara.com), the investor relations website (https://www.kintara.com/investors) where anyone will be able to obtain free copies of the definitive proxy statement/prospectus and other documents filed by Kintara with the SEC, and stockholders are urged to read the definitive proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Merger.

Participants in the Solicitation

Kintara, TuHURA and their respective directors and executive officers and other members of management and employees and certain of their respective significant stockholders may be deemed to be participants in the solicitation of proxies from Kintara and TuHURA stockholders in respect of the proposed Merger. Information about Kintara’s directors and executive officers is available in Kintara’s proxy statement, which was filed with the SEC on May 17, 2024 for the 2024 Annual Meeting of Stockholders, Kintara’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023, which was filed with the SEC on September 18, 2023. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holding or otherwise, has been and will be contained in the definitive proxy statement/prospectus and other relevant materials

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to be filed with the SEC regarding the proposed Merger when they become available. Investors should read the definitive proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the SEC and Kintara as indicated above.

Forward-Looking Statements

This press release contains forward-looking statements based upon Kintara’s and TuHURA’s current expectations. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by terminology such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “plan,” “expect,” “goal,” “seek,” “future,” “likely” or the negative or plural of these words or similar expressions. Examples of such forward-looking statements include but are not limited to express or implied statements regarding Kintara's or TuHURA's management team's expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: the anticipated benefits of the Agreement or a strategic transaction with Kineta, the proposed Merger and the expected effects, perceived benefits or opportunities and related timing with respect thereto, expectations regarding clinical trials and research and development programs, in particular with respect to TuHURA's IFx-Hu2.0 product candidate and its TME modulators development program, and any developments or results in connection therewith; the anticipated timing of the results from those studies and trials; expectations regarding the use of capital resources, including the net proceeds from the financing that closed in connection with the signing of the definitive agreement, and the time period over which the combined company's capital resources will be sufficient to fund its anticipated operations; and the expected trading of the combined company's stock on the Nasdaq Capital Market. These statements are only predictions. Kintara and TuHURA have based these forward-looking statements largely on their then-current expectations and projections about future events, as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond each of Kintara’s and TuHURA’s control, and actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) the risk that the conditions to the closing or consummation of the proposed Merger are not satisfied, including the failure to obtain stockholder approval for the proposed Merger; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Kintara and TuHURA to consummate the transactions contemplated by the proposed Merger; (iii) risks related to Kintara’s and TuHURA’s ability to correctly estimate their respective operating expenses and expenses associated with the proposed Merger, as applicable, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the resulting combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the proposed Merger by either Kintara or TuHURA; (v) the effect of the announcement or pendency of the proposed Merger on Kintara’s or TuHURA’s business relationships, operating results and business generally; (vi) costs related to the proposed Merger; (vii) the outcome of any legal proceedings

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that may be instituted against Kintara, TuHURA, or any of their respective directors or officers related to the Merger Agreement or the transactions contemplated thereby; (vii) the ability of Kintara or TuHURA to protect their respective intellectual property rights; (viii) competitive responses to the proposed Merger; (ix) unexpected costs, charges or expenses resulting from the proposed Merger; (x) whether the combined business of TuHURA and Kintara will be successful; (xi) legislative, regulatory, political and economic developments; (xii) additional risks described in the “Risk Factors” section of Kintara’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023, and the Registration Statement on Form S-4 related to the proposed Merger filed with the SEC; and (xiii) the risk that Kineta and TuHURA do not enter into a definitive agreement for a strategic transaction. Additional assumptions, risks and uncertainties are described in detail in Kintara’s registration statements, reports and other filings with the SEC, which are available on Kintara’s website, and at www.sec.gov. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Neither Kintara nor TuHURA can assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, Kintara and TuHURA undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

Investor Contacts:

TuHURA Biosciences, Inc.

Jenene Thomas

JTC Team, LLC

tuhura@jtcir.com

Kintara Therapeutics, Inc.

Robert E. Hoffman

Kintara Therapeutics

rhoffman@kintara.com

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